Exhibit 99.4

KONARED CORPORATION
PROFORMA FINANCIAL STATEMENTS

Condensed Proforma Balance Sheets
(Unaudited)

	KonaRed Corporation September 30, 2013	Sandwich Isles Trading Co. Inc. Sept 30, 2013	Proforma Adjustments	Proforma Adjusted Totals September 30, 2013

ASSETS

CURRENT ASSETS
Cash (Note 2)	$—	$16,021	$800,000	$816,021
Accounts receivable	—	55,062	—	55,062
Inventories	—	323,584	—	323,584
Total current assets	—	394,667	800,000	1,194,667

OTHER ASSETS		13,144		13,144

Total Assets	$—	$407,811	$800,000	$1,207,811

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable	9,036	571,172	$—	$580,208
Accounts payable – related parties	44,437	—	—	44,437
Secured note (Note 2)	—	500,000	(500,000)	—
Line of credit and short term debt	—	65,212	—	65,212
Shareholder advances	—	—	—	—
Total current liabilities	53,473	1,136,384	(500,000)	689,857

Total Liabilities	53,473	1,136,384	(500,000)	689,857

COMMITMENTS AND CONTINGENCIES		—	—	—

STOCKHOLDERS’ (DEFICIT) EQUITY
Preferred Stock, 10,000,000 par value $0.001 authorized; nil shares issued and outstanding	$—	$—	$—	$—
Common Stock, 877,500,000 shares par value $0.001 authorized; 71,288,889 shares issued and outstanding (Notes 1 & 2)	4,767	7,101,125	(7,034,603)	71,289
Additional paid-in capital (Note 2)	47,566	190,500	8,228,797	8,466,863
Accumulated deficit (Note 2)	(105,806)	(8,020,198)	105,806	(8,020,198)
Total stockholders’ (deficit) equity	(53,473)	(728,573)	1,300,000	517,954

Total Liabilities and Stockholders’ (Deficit) Equity	$—	407,811	$800,000	$1,207,811

KONARED CORPORATION
PROFORMA FINANCIAL STATEMENTS

Condensed Proforma Statements of Operations
(Unaudited)

	KonaRed Corporation September 30, 2013	Sandwich Isles Trading Co. Inc. Sept 30, 2013	Proforma Adjustments	Proforma Adjusted Totals September 30, 2013

REVENUE:
Sales	$—	$913,233	$—	$913,233
Cost of Goods Sold	—	541,408	—	541,408
GROSS MARGIN	$—	$371,825	$—	$371,825

OPERATING EXPENSES:
Research and development	$—	$16,326	$—	$16,326
Advertising and marketing	—	73,988	—	73,988
General and administrative expenses	45,187	839,261	—	884,448
Total operating expenses	45,187	929,575	—	974,762

Profit (Loss) from operations	(45,187)	(557,750)	—	(602,937)

OTHER EXPENSE:
Interest expense	—	(18,264)	—	(18,264)
Total other expense	—	(18,264)	—	(18,264)

Net Profit (Loss)	$(45,187)	$(576,014)	$—	$(621,201)

Basic and diluted loss per common share	$(0.00)	$(0.03)		$(0.01)
Basic and diluted weighted average shares outstanding (Note 2)	64,350,423	23,151,952	(16,213,486)	71,288,889

KONARED CORPORATION
PROFORMA FINANCIAL STATEMENTS

Notes to Condensed Proforma Financial Statements
(Unaudited)

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1 – Share Exchange

Pursuant to an asset purchase agreement dated October 4, 2013 (the "Asset Purchase Agreement") between KonaRed Corporation, a Nevada Corporation (formerly known as TeamUpSports, Inc.) ('KonaRed'), and Sandwich Isles Trading Co. Inc., a Hawaiian Corporation ('SITC'), we purchased substantially all of the assets and business operations including intellectual and proprietary property of SITC on October 4, 2013.

The following are the specific transactions which were required at date of execution of the Asset Purchase Agreement. We note that these do not include any prospective future stock issuances contemplated in the Asset Purchase Agreement.

Pursuant to the terms of the asset purchase agreement, and on the closing date thereof, SITC sold its business to KonaRed in consideration for the issuance of 42,750,000 shares of KonaRed’s common stock.

In connection with the closing of the asset purchase agreement, on October 4, 2013, we completed a non-brokered private placement of 1,777,778 shares of our common stock to an un-related third party at a price $0.45 per share for gross proceeds of $800,000.

Also in connection with the closing of the asset purchase agreement, on October 4, 2013, we converted a secured convertible promissory note in the principal amount of $500,000, which was held by the same party as subscribed for the cash purchase of shares noted above , into 1,111,111 shares of common stock of our company at a price of $0.45 per share.

These two issuances of the shares of common stock of our company were issued to one non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933 (the “1933 Act”)) in offshore transactions relying on Regulation S and/or Section 4(a)(2) of the 1933 Act.

Also, in connection with the closing of the Asset Purchase Agreement, a former director and officer of our company and our company’s largest shareholder, returned 38,700,423 shares of our common stock to the treasury of our company for cancellation without consideration. The share cancellations went effective on October 4, 2013.

At the closing, we determined the acquisition should be treated as a reverse recapitalization for accounting purposes, with SITC as the acquirer for accounting purposes. The number of shares outstanding and per share amounts have been restated to recognize the recapitalization as reflected in proforma adjustments.

KONARED CORPORATION
PROFORMA FINANCIAL STATEMENTS

Notes to Condensed Proforma Financial Statements
(Unaudited)

The proforma consolidated balance sheets of SITC and KonaRed are presented here as of September 30, 2013. The proforma consolidated statements of operations for SITC and KonaRed are presented here as of the nine month period ended September 30, 2013.

Note 2 – Adjustments

The following net adjustments are included in these proforma statements to present the combined corporation:

(a)     Cash

Cash from private placement of common shares issued for cash	$800,000

(b)     Secured Note

Conversion of secured note to common shares	$(500,000)

(c)     Number of common shares issued and outstanding:

Common shares cancelation	(38,700,423)
KonaRed common shares issued to SITC shareholders	42,750,000
Private placement common shares issued for cash	1,777,778
Common shares issued for secured note conversion	1,111,111
Net adjustment	6,938,466

(d)     Common Stock :

Adjustment to increase common shares value to reflect par value
($0.001 per share) of post-split common shares (64,350,423 shares)	$	$ 59,583
Common shares cancellation (38,7000,423 shares at par $0.001)		(38,700)
KonaRed common shares issued to SITC shareholders (42,750,000 shares at par $0.001)		42,750
Cancellation of SITC common shares		(7,101,125)
Private placement common shares issued for cash (1,777,777 shares par $0.001)		1,778
Common shares issued for secured note conversion (1,111,111 share par $0.001)		1,111
Net adjustment		$(7,034,603)

KONARED CORPORATION
PROFORMA FINANCIAL STATEMENTS

Notes to Condensed Proforma Financial Statements
(Unaudited)

Note 2 – Adjustments (continued)

(e)     Additional Paid in Capital ('APIC'):

APIC adjustment to offset increase in common shares value to reflect par value
($0.001 per share) of post-split common shares (64,350,423 shares)	$(59,583)
APIC adjustment related to common shares cancellation	38,700
APIC adjustment related to KonaRed common shares issued to SITC shareholders
(42,750,000 shares par $0.001)	(42,750)
APIC adjustment related to elimination of KonaRed pre-merger accumulated deficit	(105,806)
APIC adjustment due to cancellation of SITC shares	7,101,125
APIC from private placement of common shares issued for cash	798,222
APIC from common shares issued for secured note conversion	498,889
Net adjustment	$8,228,797

(f)     Accumulated Deficit

Elimination of KonaRed pre-merger accumulated deficit	$105,806

(g)     Summary of equity transactions related to reverse merger Asset Purchase Agreement:

	Shares	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Total Shareholders' Equity/Deficit

KonaRed - pre-reverse merger capital stock	64,350,423	$4,767	$47,566	$(105,806)	$(53,473)
Adjustment of common shares value to reflect par value post-split stock, pre-reverse merger (64,350,423 x $0.001)	-	$59,583	$(59,583)	$-	$-
Adjusted KonaRed share capital pre-reverse merger	64,350,423	$64,350	$(12,017)	$(105,806)	$(53,473)

Specific Transactions Required at Execution Date under Terms of Asset Purchase Agreement
Shares cancellation	(38,700,423)	$(38,700)	$38,700	$-	$-
Issuance of KonaRed shares to Sandwich Isles shareholders	42,750,000	$42,750	$(42,750)	$-	$-
sub-total	68,400,000	$68,400	$(16,067)	$(105,806)	$(53,473)
Elimination of retained earnings of KonaRed	-	$-	$(105,806)	$105,806	$-
Sandwich Isles - pre-reverse merger capital stock at September 30, 2013	23,151,952	$7,101,125	$190,500	$(8,020,198)	$(728,573)
Elimination of common shares of Sandwich Isles	(23,151,952)	$(7,101,125)	$7,101,125	$-	$-
sub-total	68,400,000	$68,400	$7,169,752	$(8,020,198)	$(782,046)
Shares issued as required by Asset Purchase Agreement:
Shares issued by KonaRed at $0.45 per share October 4, 2013	1,777,778	$1,778	$798,222	$-	$800,000
Shares issued by KonaRed for secured note conversion at $0.45 per share October 4, 2013	1,111,111	$1,111	$498,889	$-	$500,000
Total KonaRed post-reverse merger equity	71,288,889	$71,829	$8,466,863	$(8,020,198)	$517,954